UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ATLAS CREST INVESTMENT CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO STOCKHOLDERS OF ATLAS CREST INVESTMENT CORP. II
399 Park Avenue
New York, New York 10022
Dear Atlas Crest Investment Corp. II Stockholder:
You are cordially invited to attend a special meeting of Atlas Crest Investment Corp. II, a Delaware corporation (the “Company”), which will be held on December 1, 2022, at 10:30 A.M., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).
The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated November 9, 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):
1.
Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from February 8, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement;

3.
Proposal No. 3 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex C to the accompanying proxy statement; and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation. Accordingly, if the Redemption Limit Elimination Proposal is approved and the Redemption Limit Elimination Amendment is implemented, such amendment will be filed and take effect prior to the filing of an Early Termination Amendment and the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. For further details about the reasons for the Redemption Limit Elimination Proposal, see the section titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Reasons for the Redemption Limit Elimination Proposal” of the accompanying proxy statement.
The purpose of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the stockholders. After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete an initial business combination (as such term is defined in the Certificate of Incorporation, the “Business Combination”) by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Class A common stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders (each a “Public Shareholder” and collectively, the “Public Shareholders”) of the Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.

Notwithstanding the Redemption Limit Elimination Proposal, Atlas Crest Investment II LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
On November 8, 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.07 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $347,642,292 as of November 8, 2022 (which amount reflects the release of interest to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the New York Stock Exchange (the “NYSE”) on November 8, 2022, was $10.01. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.06 more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Shareholder may withdraw the tender.
The Company anticipates that the Units and Public Shares will cease trading on the NYSE as of the close of business on the Early Termination Date. The NYSE suspended trading in the Public Warrants on October 26, 2022 and will complete the delisting of the Public Warrants from the NYSE by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission. For further details about the reasons for the Early Termination Proposal and the Early Termination Trust Amendment Proposal, see the sections titled “Proposal No. 2 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 3 — The Early Termination Trust Amendment Proposal — Reasons for the Early Termination Trust Amendment Proposal,” respectively, in the accompanying proxy statement.
The approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal each require the affirmative vote of sixty five percent (65%) of the Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are insufficient votes to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal at the Stockholder Meeting.
The Board has fixed the close of business on November 3, 2022 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.
After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal, “FOR” the Early Termination Proposal, “FOR” the Early Termination Trust Amendment Proposal and “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of sixty-five percent (65%) of the outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether each of the Proposals are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal and will have no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the Stockholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
Enclosed is the proxy statement containing detailed information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of
Atlas Crest Investment Corp. II
/s/ Kenneth Moelis

Kenneth Moelis
Chairman of the Board of Directors

ATLAS CREST INVESTMENT CORP. II
399 PARK AVENUE
NEW YORK, NEW YORK 10022
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF ATLAS CREST INVESTMENT CORP. II
TO BE HELD ON DECEMBER 1, 2022
To the Stockholders of Atlas Crest Investment Corp. II:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Atlas Crest Investment Corp. II, a Delaware corporation (the “Company”), will be held on December 1, 2022, at 10:30 A.M., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”).
You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):
1.
Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares (as defined below) in connection with a Business Combination (as defined below) and certain amendments of the Certificate of Incorporation (such limitation, the “Redemption Limitation” and such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2.
Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from February 8, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to the accompanying proxy statement;

3.
Proposal No. 3 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex C to the accompanying proxy statement; and

4.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

The Company will transact no other business at the Stockholder Meeting, except such business as may properly come before the Stockholder Meeting or any adjournments or postponements thereof.

The accompanying proxy statement contains important information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.
Approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal each require the affirmative vote of sixty five percent (65%) of the outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
As contemplated by the Certificate of Incorporation, the holders of the Public Shares (each a “Public Shareholder” and collectively, the “Public Shareholders”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
Notwithstanding the Redemption Limit Elimination Proposal, Atlas Crest Investment II LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
On November  8, 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.07 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $347,642,292 as of November 8, 2022 (which amount reflects the release of interest to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the New York Stock Exchange on November 8, 2022, was $10.01. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Shareholder (as defined below) receiving approximately $0.06 more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Shareholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Shareholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Shareholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Shareholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such Public Shareholder may withdraw the tender.
Holders of record of the Common Stock at the close of business on November 3, 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 34,500,000 issued and outstanding shares of Class A Common Stock held by the Public Shareholders and 8,625,000 issued and outstanding shares of Class B Common Stock held by the Sponsor.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Class B Common Stock held by them in connection with this Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor holds approximately 20.0% of the outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock. As a result, in addition to the Sponsor, approval of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares). In addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of 12,937,501 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 2,156,251 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
The accompanying proxy statement is dated November 9, 2022 and is first being mailed to stockholders on or about that date.
By Order of the Board of Directors of
Atlas Crest Investment Corp. II
/s/ Kenneth Moelis

Kenneth Moelis
Chairman of the Board of Directors

ATLAS CREST INVESTMENT CORP. II
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Atlas Crest Investment Corp. II, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 10:30 A.M., Eastern Time, on December 1, 2022 (the “Stockholder Meeting”) at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time and on such other date to which the meeting may be adjourned or postponed.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•
the possibility that we may be unable to obtain the requisite stockholder approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal, each as defined and described below;

•
the Trust Account (as defined below) not being subject to claims of third parties;

•
the per-share redemption price;

•
the Company’s ability to complete a Business Combination (as defined below); and

•
the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2022 and in other reports the Company files with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting and the Proposals (as defined below) to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the Proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on December 1, 2022, at 10:30 A.M., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.
Q:
Why am I receiving this proxy statement?

A:
The Company is a blank check company incorporated as a Delaware corporation on December 21, 2020 and formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”).

Following the closing of the Company’s initial public offering on February 8, 2021 (the “IPO”) and the full exercise of the underwriters’ over-allotment, $345,000,000 ($10.00 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the IPO and the sale of private placement warrants (the “Private Placement Warrants”) to Atlas Crest Investment II LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).
Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Shares”) if there is no qualifying Business Combination consummated on or before February 8, 2023 (the “Original Termination Date”).
The purpose of the Early Termination Proposal and the Early Termination Trust Amendment Proposal, each as defined and discussed below, is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date (as defined below) except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. The purpose of the Redemption Limit Elimination Proposal is to remove the Redemption Limitation (as defined below) to enable the implementation of the Early Termination Amendment notwithstanding the level of requests for redemption by Public Shareholders.
YOUR VOTE IS IMPORTANT.   It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Q:
What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:
The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1.
Proposal No. 1 — Redemption Limit Elimination Proposal — To amend the Certificate of Incorporation to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with a business combination and certain amendments of the Certificate of Incorporation (the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Redemption Limit Elimination Amendment”) is set forth in Annex A to this proxy statement;

Proposal No. 2 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from the

Original Termination Date to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex B to this proxy statement;

2.
Proposal No. 3 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental” or the “Transfer Agent”) to change the date on which Continental must commence liquidation of the Trust Account from the Original Termination Date to the Early Termination Date (the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex C to this proxy statement; and

3.
Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share (the “Common Stock”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders. For more information, please see “Proposal No. 1 — Redemption Limit Elimination Proposal,” “Proposal No. 2 — The Early Termination Proposal,” “Proposal No. 3 —  The Early Termination Trust Amendment Proposal,” and “Proposal No. 4 — The Adjournment Proposal”.
After careful consideration, the Board has unanimously determined that the Proposals are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the Proposals. See the sections titled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 3 — The Early Termination Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:
When and where will the Stockholder Meeting be held?

A:
The Stockholder Meeting will be held on December 1, 2022, at 10:30 A.M., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

Q:
How do I vote?

A:
If you were a holder of record of shares of Common Stock on the Record Date, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on November 30, 2022.
Voting Electronically.    You may vote your shares at the Stockholder Meeting by following the instructions provided by your broker on your voting instruction form. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 30, 2022.
Voting in Person.   You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.
Q:
What constitutes a quorum?

A:
A quorum of our stockholders is necessary to hold a valid Stockholder Meeting. The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns approximately 20.0% of the outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 12,937,501 shares of Common Stock held by the Company’s public stockholders (each a “Public Shareholder” and collectively, the “Public Shareholders”) would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any Proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:
What vote is required to approve the Proposals presented at the Stockholder Meeting?

A:
The approval of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:
How will the Sponsor and the Company’s directors and officers vote?

A:
The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 8,625,000 shares of Class B Common Stock, representing approximately 20.0% of the Company’s outstanding shares of Common Stock.

In addition, notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
Q:
Why should I vote “FOR” the Redemption Limit Elimination Proposal?

A:
The Company believes stockholders will benefit from the removal of an unnecessary restriction on redemption rights in connection with the Early Termination Proposal and is proposing the Redemption Limit Elimination.

The Redemption Limitation may preclude the Company from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Share in connection with the implementation of the Early Termination Amendment. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation, which was to ensure the Common Stock is not deemed a “penny stock” pursuant to applicable rules and regulations, is obviated because the Public Shares will redeemed shortly after the effectiveness of the Early Termination Amendment.
If the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
The Board has determined that the Redemption Limit Elimination Proposal is in the best interest of the shareholders of the Company and unanimously recommends that you vote or give instruction to vote “FOR” the Redemption Limit Elimination Proposal.
Q:
Why should I vote “FOR” the Early Termination Proposal and the Early Termination Trust Amendment Proposal?

A:
The purpose of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation. The Certificate of Incorporation provides that the Company must complete a Business Combination on or prior to the Original Termination Date. Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO on February 8, 2021, our management has conducted a rigorous search for appropriate targets, evaluating over 130 companies with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.
If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Thus, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will have their shares redeemed for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
The Company anticipates that the Units and Public Shares will cease trading on the NYSE as of the close of business on the Early Termination Date. The NYSE suspended trading in the Public Warrants on October 26, 2022 and will complete the delisting of the Public Warrants from the NYSE by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission.
After careful consideration of all relevant factors, the Board has determined that each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is in the best interest of shareholders and unanimously recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal and the Early Termination Trust Amendment Proposal.
Q:
What happens if the Redemption Limit Elimination Proposal is not approved?

A:
If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.

Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
Q:
If the Redemption Limit Elimination Proposal is approved, what happens next?

A:
If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. If the Redemption Limit Elimination Amendment is implemented, the Redemption Limit will not apply to the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. However, the Company may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.

Q:
What happens if the Early Termination Proposal is not approved?

A:
If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Amendment.

If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will have until the Original Termination Date to consummate a Business Combination. If the Company is unable to consummate a Business Combination by the Original Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of Public Shares then outstanding.
The Sponsor has waived its right to participate in any liquidation distribution with respect to the 8,625,000 shares of Class B Common Stock held by it. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.
Q:
If the Early Termination Proposal is approved, what happens next?

A:
Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon the approval of the Early Termination Proposal, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Early Termination Amendment set forth in Annex B hereto. However, the Company may decide to abandon the Early Termination Proposal at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Shareholders will not have their Public Shares redeemed.

If we file the Early Termination Amendment with the Secretary of State of the State of Delaware, our Board will determine, and the Company will publicly announce, the Early Termination Date.
We have determined that it is not feasible for the Company to complete a Business Combination by the Early Termination Date. If the Early Termination Proposal is approved, the Early Termination Proposal is implemented and we do not consummate a Business Combination by the Early Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, will expire worthless if we fail to complete our Business Combination by the Early Termination Date.
Q:
If I vote for or against the Early Termination Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “FOR” or “AGAINST” the Early Termination Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Stockholders may send a later-dated, signed proxy card to Atlas Crest Investment Corp. II, at 399 Park Avenue, New York, New York 10022, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on December 1, 2022) or vote electronically by following the instructions provided by their broker on their voting instruction form. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.
With respect to the Redemption Limit Elimination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.

With respect to the Early Termination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
With respect to the Early Termination Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, banks, brokers and other nominees will not be permitted to exercise discretionary voting on this proposal.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine” without specific instructions from the beneficial owner. Each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals.
If you are a stockholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote.
You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that the Company’s stockholders vote “FOR” each of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal.

Q:
What interests do the Company’s directors and officers have in the approval of the Redemption Limit Elimination Proposal?

A:
The Company’s directors and officers have interests in the Redemption Limit Elimination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include,

among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Redemption Limit Elimination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.
Q:
What interests do the Company’s directors and officers have in the approval of the Early Termination Proposal?

A:
The Company’s directors and officers have interests in the Early Termination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 2 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
What interests do the Company’s directors and officers have in the approval of the Early Termination Trust Amendment Proposal?

A:
The Company’s directors and officers have interests in the Early Termination Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 3 — The Early Termination Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights if I object to any of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal?

A:
No. There are no appraisal rights available to the Company’s stockholders in connection with any of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. However you may elect to have your shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal as described under “How do I exercise my redemption rights” below.

Q:
If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one share of Class A Common Stock at an exercise price of $11.50 per whole share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I.   (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
II.   prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III.   deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).
The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of such holder, subject to applicable law.
However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Shareholders electing to redeem their Public Shares will be distributed promptly after the Stockholder Meeting.
Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting).
If a holder of Public Shares properly makes a request for redemption and the Public Shares is delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
If the Board decides not to implement both the Redemption Limit Elimination Proposal and the Early Termination Proposal for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:
You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:
The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ACII.info@investor.morrowsodali.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS
This proxy statement is being provided to the Company stockholders as part of a solicitation of proxies by the Board for use at the special meeting of the Company stockholders to be held on December 1, 2022, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Stockholder Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about November 9, 2022 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.
Date, Time and Place of the Stockholder Meeting
The Stockholder Meeting will be held on December 1, 2022, at 10:30 A.M., Eastern Time, at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.
Stockholders who hold their investments through a bank or broker and who would like to vote at the Stockholder Meeting will need to have a legal proxy from their bank or broker. If you would like to only attend the meeting and not vote your shares, then you will need to provide a proof of ownership of shares as of the record date.
The Proposals at the Stockholder Meeting
At the Stockholder Meeting, stockholders will consider and vote on the following Proposals:

1.
Proposal No. 1  —  Redemption Limit Elimination Proposal — To amend the Certificate of Incorporation to eliminate the Redemption Limitation. A copy of the Redemption Limit Elimination Amendment is set forth in Annex A;

2.
Proposal No. 2  — Early Termination Proposal — To amend the Certificate of Incorporation to change the Original Termination Date to the Early Termination Date. A copy of the Early Termination Amendment is set forth in Annex B;

3.
Proposal No. 3 — Early Termination Trust Amendment Proposal — To amend the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account from the Original Termination Date to the Early Termination Date. A copy of the proposed amendment to the Trust Agreement is set forth in Annex C; and

4.
Proposal No. 4  —  Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal.

Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on November 3, 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 outstanding shares of Common Stock, of which 34,500,000 Public Shares are held by Public Shareholders and 8,625,000 shares of Class B Common Stock are held by the Sponsor.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence, in person or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 20.0% of the outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 12,937,501 shares of Common Stock held by Public Shareholders would be required to be present at the Stockholder Meeting to achieve a quorum.
Abstentions
Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal, Early Termination Proposal and the Early Termination Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal.
Under NYSE rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
The Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these Proposals at the Stockholder Meeting without your instruction.
Vote Required for Approval
The approval of each of the Redemption Limit Elimination Proposal, the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting.
The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Sponsor owns approximately 20.0% of the issued and outstanding shares of Class B Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).
The following table reflects the number of additional Public Shares required to approve each Proposal:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Redemption Limit Elimination Proposal	65% of Issued and Outstanding	N/A	19,406,250
Early Termination Proposal	65% of Issued and Outstanding	N/A	19,406,250
Early Termination Trust Amendment Proposal	65% of Issued and Outstanding	N/A	19,406,250
Adjournment Proposal	Majority of Voted Stock	2,156,251	12,937,501
Voting Your Shares
If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Common Stock at the Stockholder Meeting:
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on November 30, 2022.
Voting Electronically.    You may vote your shares at the Stockholder Meeting by following the instructions provided by your broker on your voting instruction form. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 30, 2022.
Voting in Person.   You can also vote by appearing and voting in person at the Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the Stockholder Meeting in person.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify the Company’s Chief Executive Officer in writing to Atlas Crest Investment Corp. II, 399 Park Avenue., New York, New York 10022, before the Stockholder Meeting that you have revoked your proxy; or

•
you may attend the Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters
The Stockholder Meeting has been called only to consider and vote on the approval of the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.
Who Can Answer Your Questions about Voting
If you are a the Company stockholder and have any questions about how to vote or direct a vote in respect of your, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ACII.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal and the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may request that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, and the Redemption Limit Elimination Proposal or the Early Termination Proposal is adopted the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (as amended) (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Public Shares on November 8, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.01 per share. The cash held in the Trust Account on such date was approximately $347,642,292 (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($10.07 per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights
There are no appraisal rights available to the Company’s stockholders in connection with the Redemption Limit Elimination Proposal, the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Redemption Limit Elimination Proposal and the Early Termination Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers, employees and affiliates may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE REDEMPTION LIMIT ELIMINATION PROPOSAL
Overview
The Company is proposing to amend its Certificate of Incorporation to remove the requirement that the Company retain at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act, the “Net Tangible Assets”),
(i)
immediately prior to or upon consummation of the Company’s Business Combination and after payment of underwriters’ fees and commissions; and

(ii)
in connection with the approval of any amendment to the Certificate of Incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated a Business Combination by the Original Termination Date or (b) with respect to any other material provisions of the Certificate of Incorporation relating to rights of the stockholders of the Company or pre-initial Business Combination activity.

Reasons for the Redemption Limit Elimination Proposal
The purpose of the Redemption Limitation was to ensure that the Company will not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, by maintaining more than $5,000,001 of net tangible assets. As the purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, the objective of Redemption Limitation is obviated in this circumstance.
If the Redemption Limit Elimination Proposal is Not Approved
If there are insufficient votes to approve the Redemption Limit Elimination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limit Elimination Proposal.
If the Redemption Limit Elimination Proposal is not approved, the Company will abandon the Redemption Limit Elimination Amendment. In such case, the Company may be precluded from implementing the Early Termination Amendment in the event the Company is unable to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in connection with the implementation of the Early Termination Amendment.
Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
If the Redemption Limit Elimination Proposal is Approved
If the Redemption Limit Elimination Proposal is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Redemption Limit Elimination Amendment set forth in Annex A hereto. If the Redemption Limit Elimination Amendment is implemented, the Redemption Limit will not apply to the redemption of any Public Shares in connection with the approval and implementation of either the Redemption Limit Elimination Amendment or the Early Termination Amendment. However, we may decide to abandon the Redemption Limit Elimination Amendment at any time and for any reason prior to the effectiveness of the filing of the certificate of amendment setting forth the Redemption Limit Elimination Amendment with the Secretary of State of the State of Delaware.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Redemption Limit Elimination Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Redemption Limit Elimination Proposal. These interests include, among other things:

•
If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved), the 8,625,000 shares of Class B Common Stock held by the Sponsor as of the Record Date for which the Sponsor paid $25,000 will be worthless (as the Sponsor waived redemption and liquidation rights with respect to such shares) as will the 5,933,333 Private Placement Warrants for which the Sponsor paid $8,900,000;

•
The Company’s independent directors Carrie McCabe and Sara Sprung are entitled to receive cash compensation of $162,500 and $150,000, respectively, for their services as directors, and if the Company fails to complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) such amount will be paid in cash upon the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved) by our Sponsor;

•
We have entered into an agreement pursuant to which we pay Moelis & Company LLC, an affiliate of our Sponsor, $10,000 per month for executive, corporate development and other operational support, including accounting and legal services, and office space provided to members of our management team, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented);

•
If (x) the Redemption Limit Elimination Proposal is approved and implemented and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) or (y) the Redemption Limit Elimination Proposal is not approved and we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented), the marketing fee of $12,075,000 held in the Trust Account for the benefit of the representative of the underwriters of the IPO and Moelis & Company LLC, an affiliate of the

Sponsor, will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account;
•
On February 3, 2022 and August 25, 2022, the Company issued unsecured promissory notes to the Sponsor for an aggregate amount of up to $1,050,000 in working capital loans (the “Promissory Notes”). The Promissory Notes are non-interest bearing and are due and payable in full on the effective date of a Business Combination. As of September 30, 2022, there was $1,050,000 outstanding under the Promissory Notes. If we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved), the Promissory Notes will not be repaid; and

•
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 20% limit would not be redeemed for cash, without our prior consent.
The closing price of the Public Shares on November 8, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.01 per share. The cash held in the Trust Account on such date was approximately $347,642,292 (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($10.07 per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.
Vote Required for Approval
The approval of the Redemption Limit Elimination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limit Elimination Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all shares of Class B Common Stock owned by them in favor of the Redemption Limit Elimination Proposal. As of the date hereof, the Sponsor owns approximately 20.0% of the outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Redemption Limit Elimination Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares).
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE REDEMPTION LIMIT ELIMINATION PROPOSAL.

PROPOSAL NO. 2 — THE EARLY TERMINATION PROPOSAL
Overview
The Company is a blank check company incorporated as a Delaware corporation on December 21, 2020 and formed for the purpose of effectuating a Business Combination.
Following the closing of the Company’s IPO on February 8, 2021 and the full exercise of the underwriters’ over-allotment, $345,000,000 ($10.00 per Unit offered in the IPO from the net proceeds of the sale of the Units in the IPO and the Sponsor was placed in Trust Account established at the consummation of the IPO that holds the proceeds of the IPO.
Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Shareholders if there is no qualifying Business Combination consummated on or before the Original Termination Date.
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
We are proposing to adopt the Early Termination Amendment to change the Original Termination Date by which the Company must either (i) consummate its Business Combination or (ii) if the Company fails to complete such Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Amendment shall change the Original Termination Date to the Early Termination Date.
Reasons for the Early Termination Proposal
Since our IPO on February 8, 2021, our management has conducted a rigorous search for appropriate targets, evaluating over 130 companies with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.
The Certificate of Incorporation currently provide that the Company has until the Original Termination Date to complete its Business Combination and, if the Company does not complete a Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Certificate of Incorporation is attached to this proxy statement as Annex B.
You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.
If the Early Termination Proposal Is Approved
If the Early Termination Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex B hereto to change the Original Termination Date to the Early Termination Date. However, we may decide to abandon the Early Termination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Shareholders will not have their Public Shares redeemed in connection with the implementation of the Early Termination Amendment.
If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $347.5 million that was in the Trust Account as of September 30, 2022. Notwithstanding the Redemption Limit Elimination Proposal, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.
After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early

Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Redemption Limit Elimination Proposal and the Early Termination Proposal, regardless of how such Public Shareholder votes or if they vote at all. In addition, if the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and the Redemption Limit Elimination Amendment or the Early Termination Amendment, as applicable, is implemented, any Public Shareholders who elect to redeem their Public Shares in connection with such proposals will, have their shares redeemed for, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Any remaining Public Shareholders who do not elect to redeem in connection with the implementation of the Redemption Limit Elimination Amendment or the Early Termination Amendment will, within 10 business days following the Early Termination Date have their shares redeemed. When calculating the per-share redemption price that the remaining Public Shareholders will receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Shareholders that do not elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal that is lower than (b) the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares in connection with the adoption of the Early Termination Proposal.
If the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless.
If the Early Termination Proposal Is Not Approved
If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal.
If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will continue to seek a Business Combination until the Original Termination Date. If the Company is unsuccessful in consummating a Business Combination by the Original Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Proposal. These interests include, among other things:

•
If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the 8,625,000 shares of Class B Common Stock held by the Sponsor as of the Record Date for which the Sponsor paid $25,000 will be worthless (as the Sponsor waived liquidation rights with respect to such shares), as will the 5,933,333 Private Placement Warrants for which the Sponsor paid $8,900,000;

•
The Company’s independent directors Carrie McCabe and Sara Sprung are entitled to receive cash compensation of $162,500 and $150,000, respectively, for their services as directors, and if the Company fails to complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) such amount will be paid in cash upon the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved) by our Sponsor;

•
We have entered into an agreement pursuant to which we pay Moelis & Company LLC, an affiliate of our Sponsor, $10,000 per month for executive, corporate development and other operational support, including accounting and legal services, and office space provided to members of our management team, which will terminate if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented);

•
If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the marketing fee of $12,075,000 held in the Trust Account for the benefit of the representative of the underwriters of the IPO and Moelis & Company LLC, an affiliate of the Sponsor, will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account;

•
On February 3, 2022 and August 25, 2022, the Company issued the Promissory Notes to the Sponsor for an aggregate amount of up to $1,050,000 in working capital loans. The Promissory Notes are non-interest bearing and are due and payable in full on the effective date of a Business Combination. As of September 30, 2022, there was $1,050,000 outstanding under the Promissory Notes. If we do not complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved), the Promissory Notes will not be repaid; and

•
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights
Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limit Elimination Proposal or the Early Termination Proposal. In connection with the Redemption Limit Elimination Proposal and the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.
As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)
submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)
deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on November 29, 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.
Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a defined in

Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 20% limit would not be redeemed for cash, without our prior consent.
The closing price of the Public Shares on November 8, 2022, the most recent practicable date prior to the date of this proxy statement, was $10.01 per share. The cash held in the Trust Account on such date was approximately $347,642,292 (which amount reflects the release of interest to the Company to pay its franchise and income taxes) ($10.07 per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.
Vote Required for Approval
The approval of the Early Termination Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all shares of Common Stock owned by them in favor of the Early Termination Proposal. As of the date hereof, the Sponsor owns approximately 20.0% of the outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Early Termination Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares).
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE EARLY TERMINATION PROPOSAL.

PROPOSAL NO. 3 — THE EARLY TERMINATION TRUST AMENDMENT PROPOSAL
Overview
On February 8, 2021, we consummated our initial public offering of 34,500,000 Units to our Public Shareholders (each Unit comprising one Public Share and one-fourth of one Public Warrant), including the full 4,500,000 Units that were issued pursuant to the exercise by the underwriters of their over-allotment option and the sale of an aggregate of 5,933,333 Private Placement Warrants to our Sponsor. As a result, an amount equal to $345,000,000 was placed in the Trust Account after deducting the underwriting discounts and commissions and offering expenses, with Continental acting as trustee. The balance of the Trust Account as of November 8, 2022 was $347,642,292.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then Common Stock, voting together as a single class.
Reasons for the Early Termination Trust Amendment Proposal
The Company proposes to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex C, to change the date on which Continental must commence liquidation of the Trust Account to the Early Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Early Termination Date once the Early Termination Trust Amendment Proposal is approved at the Stockholder Meeting and the Early Termination Amendment is implemented.
If the Early Termination Trust Amendment Proposal is Not Approved
If there are insufficient votes to approve the Early Termination Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Trust Amendment Proposal.
If the Early Termination Trust Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date (or Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented), then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only after and promptly after Continental’s (x) receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.
Interests of the Sponsor and the Company’s Directors and Officers
When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Trust Amendment

Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Trust Amendment Proposal. These interests include, among other things:

•
If (x) the Early Termination Trust Amendment Proposal is approved and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Trust Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the 8,625,000 shares of Class B Common Stock held by the Sponsor as of the Record Date for which the Sponsor paid $25,000 will be worthless (as the Sponsor waived liquidation rights with respect to such shares), as will the 5,933,333 Private Placement Warrants for which the Sponsor paid $8,900,000;

•
The Company’s independent directors Carrie McCabe and Sara Sprung are entitled to receive cash compensation of $162,500 and $150,000, respectively, for their services as directors, and if the Company fails to complete a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and implemented) such amount will be paid in cash upon the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved) by our Sponsor;

•
If (x) the Early Termination Trust Amendment Proposal is approved and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Trust Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the marketing fee of $12,075,000 held in the Trust Account for the benefit of the representative of the underwriters of the IPO and Moelis & Company LLC, an affiliate of the Sponsor, will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account;

•
On February 3, 2022 and August 25, 2022 respectively, the Company issued the Promissory Notes to the Sponsor for an aggregate amount of up to $1,050,000 in working capital loans. The Promissory Notes are non-interest bearing and are due and payable in full on the effective date of a Business Combination. As of September 30, 2022, there was $1,050,000 outstanding under the Promissory Notes. If we do not consummate a Business Combination by the Original Termination Date, the Promissory Notes will not be repaid; and

•
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Vote Required for Approval
The approval of the Early Termination Trust Amendment Proposal requires the affirmative vote of sixty five percent (65%) of the outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Trust Amendment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all shares of Common Stock owned by them in favor of the Early Termination Trust Amendment Proposal. As of the date hereof, the Sponsor owns approximately 20.0% of the issued and outstanding shares of Common Stock and the Company’s officers and directors do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Early Termination Trust Amendment Proposal will require the affirmative vote of 19,406,250 Public Shares (or approximately 56.25% of the Public Shares).
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE “FOR” THE EARLY TERMINATION TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Net Tangible Asset Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal. In such events, the amendments to the Certificate of Incorporation and Trust Agreement contemplated by the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal, as applicable, would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 20.0% of the outstanding shares of Common Stock and the Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of 12,937,501 shares of Class A Common Stock held by Public Shareholders (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 2,156,251 Public Shares (or approximately 6.25% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of public shares that elect to have their public shares redeemed for cash if the Early Termination Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:
•
the Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
S corporations;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
tax-qualified retirement plans;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents or citizens of the United States;

•
persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•
persons subject to the alternative minimum tax;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
corporations that accumulate earnings to avoid U.S. federal income tax;

•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•
foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii); or

•
passive foreign investment companies or their stockholders.

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any Unit consisting of one share of Class A Common Stock and one-fourth (1/4) of one warrant (with a whole warrant representing the right to acquire one share of Class A Common Stock) is separable at the option of the holder, the Company is treating each share of Class A Common Stock and one-fourth (1/4) of one warrant to acquire one share of Class A Common Stock held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to Redeeming U.S. Holders
This section is addressed to Redeeming U.S. Holders (as defined below) of Public Shares that elect to have their Public Shares redeemed for cash as described in the sections entitled “Proposal No. 2 — The Early Termination Proposal — Redemption Rights” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
If the Early Termination Proposal is approved, a redemption of a Redeeming U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”), as described below under “— Redemption of Public Shares Treated as a Sale or Other Disposition”.
If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss as described below under “— Redemption of Public Shares Treated as a Sale or Other Disposition”.
The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.
Redemption of Public Shares Treated as Corporate Distribution
If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
Redemption of Public Shares Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition of Public Shares, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Shares) less any prior distributions in respect of its Public Shares treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.
If a Redeeming U.S. Holder holds different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Shares that elect to have their shares redeemed for cash as described in the sections entitled “Proposal No. 2 — The Early Termination Proposal — Redemption Rights” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Tax Treatment of the Redemption — In General
Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to Redeeming U.S. Holders.”
Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Redemption of Public Shares Treated as a Corporate Distribution
If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Shares as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Shares Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.
The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Redemption of Public Shares Treated as a Sale or Other Disposition
If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale or other disposition of Public Shares unless:
•
the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder);

•
the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•
we are or have been a “U.S. real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Shares, and, in the case where the Public Shares are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the Public Shares at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the Public Shares. There can be no assurance that the Public Shares will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.
If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Shares will be subject to tax at generally applicable U.S. federal income tax rates. We will be classified as a USRPHC if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.
If a Redeeming Non-U.S. Holder holds different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

FATCA Withholding
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our Public Shares, to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Shares. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of Public Shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Early Termination Proposal and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of October 24, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Class A Common Stock or Class B Common Stock;

•
each of the Company’s officers and directors; and

•
all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 43,125,000 shares of Common Stock, consisting of (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock, issued and outstanding as of October 24, 2022. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants or rights because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock(2)		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Shares
Five Percent Holders
Atlas Crest Investment II LLC(3)	—	—	8,625,000	100%	20.0%
Highbridge Capital Management, LLC(4)	2,315,593	6.7%	—	—	5.4%
Sculptor Capital LP(5)	2,229,135	6.5%	—	—	5.2%
Directors and Executive Officers of the Company
Kenneth Moelis(3)	—	—	8,625,000	100%	20.0%
Michael Spellacy(3)	—	—	—	—	—
Christopher Callesano(3)	—	—	—	—	—
Nick Nickerson(3)	—	—	—	—	—
Todd Lemkin(3)	—	—	—	—	—
Carrie McCabe(3)	—	—	—	—	—
Sara J. Sprung(3)	—	—	—	—	—
All directors and executive officers as a group (seven individuals)	—	—	8,625,000	—	20.0%

(1)
Unless otherwise noted, the business address of each of these holders is 399 Park Avenue, New York, New York 10022.

(2)
No filings were made by any beneficial owner of more than 5% of our outstanding shares of Class A Common Stock other than as set forth in this table.

(3)
Atlas Crest Investment II LLC, a Delaware limited liability company (the “Sponsor”) is the record holder of the shares reported herein. Each of our officers and directors, other than Todd Lemkin, are among the members of the Sponsor. Kenneth Moelis (“Mr. Moelis”) is the sole managing member of Atlas Crest Manager LLC (formerly known as Atlas Crest II Manager LLC), the managing member of the Sponsor. Mr. Moelis has voting and investment discretion with respect to the Class B Common Stock held of record by the Sponsor. Mr. Moelis disclaims any beneficial ownership of any shares of Class B Common Stock held by the Sponsor except to the extent of his ultimate pecuniary interest.
(4)
Based on Schedule 13G filed with the SEC on July 6, 2021 (as amended by Schedule 13G/A filed with the SEC on February 9, 2022 (“Amendment No. 1”), by Highbridge Capital Management, LLC, a Delaware limited liability company (“Highbridge Capital”). As of the date of Amendment No. 1, Highbridge Capital, as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, the “Highbridge Funds”), may be deemed to be the beneficial owner of the 2,315,593 shares of Class A Common Stock held by the Highbridge Funds. The address of the business office of the shareholder, as reported on Amendment No. 1, is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(5)
Based on Schedule 13G jointly filed with the SEC on January 28, 2022 by: (i) Sculptor Capital LP (“Sculptor”), a Delaware limited partnership; (ii) Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership, (iii) Sculptor Capital Holding Corporation (“SCHC”), a Delaware corporation; (iv) Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company; (v) Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company; (vi) Sculptor Master Fund, Ltd. (“SCMF”), a Cayman Islands company; (vii) Sculptor Special Funding, LP (“NRMD”), a Cayman Islands exempted limited partnership; (viii) Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”), a Cayman Islands company; (ix) Sculptor SC II LP (“NJGC”), a Delaware limited partnership; and (x) Sculptor Enhanced Master Fund, Ltd. (“SCEN”), a Cayman Islands company. Sculptor is the principal investment manager to a number of private funds and discretionary accounts (collectively, the “Accounts”). Sculptor-II is wholly owned by Sculptor and serves as the investment manager to certain of the Accounts. As such, Sculptor and Sculptor-II may be deemed beneficial owners of the reported shares of Class A Common Stock in the Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the reported shares of Class A Common Stock. SCU is the sole shareholder of SCHC, and, as such, may be deemed a beneficial owner of the reported shares of Class A Common Stock. The address of the principal business offices of Sculptor, Sculptor-II, SCHC, SCHC-II, SCU, SCMF, NRMD, SCEN, SCCO and NJGC, as reported on Schedule 13G, is 9 West 57 Street, 39 Floor, New York, NY 10019.

STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Atlas Crest Investment Corp. II, 399 Park Avenue., New York, New York 10022, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the Proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Atlas Crest Investment Corp. II, 399 Park Avenue, New York, New York 10022, via email at Tiffany@atlascrestcorp.com or by telephone at (212) 883-4648.
If you have questions about the Proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing ACII.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than November 23, 2022.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATLAS CREST INVESTMENT CORP. II
Pursuant to Section 242 of the
Delaware General Corporation Law
ATLAS CREST INVESTMENT CORP. II, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:
1.
The name of the Corporation is “Atlas Crest Investment Corp. II”

2.
The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 21, 2020 (the “Original Certificate”).

3.
An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 3, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the Common Stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.
The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
7.
The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.
8.
Section 9.2(f) of Article IX is hereby deleted in its entirety.

9.
The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the

A-1

Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares.
IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this        day of                  , 2022.
ATLAS CREST INVESTMENT CORP. II

Michael Spellacy
Title: Chief Executive Officer

A-2

ANNEX B
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATLAS CREST INVESTMENT CORP. II
Pursuant to Section 242 of the
Delaware General Corporation Law
ATLAS CREST INVESTMENT CORP. II, a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:
1.
The name of the Corporation is “Atlas Crest Investment Corp. II”

2.
The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 21, 2020 (the “Original Certificate”).

3.
An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 3, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.
This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of sixty five percent (65%) of the Common Stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.
The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by such date as shall be determined by the Board and publicly announced by the Corporation, provided that such date shall be no later than December 30, 2022 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

B-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Executive Officer this    day of            , 2022.
ATLAS CREST INVESTMENT CORP. II

Michael Spellacy
Title: Chief Executive Officer

B-2

ANNEX C
PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [•] 2022, is made by and between Atlas Crest Investment Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).
WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement, dated as of February 3, 2021 (the “Trust Agreement”);
WHEREAS, following the closing of the Offering and as of February 8, 2021, a total of $345,000,000 of the net proceeds from the Offering was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;
WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of sixty five percent (65%) or more of the then outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common, par value $0.0001 per share, of the Company (the “Class B Common Stock”) voting together as a single class;
WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, sixty five percent (65%) of the then outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve this Amendment Agreement;
WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, stockholders of the Company have passed a special resolution to amend the Company’s amended and restated certificate of incorporation; and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1. Definitions.   Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.
2. Amendment to the Trust Agreement.   Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the

Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Deadline Date (as such term is defined in the Company’s amended and restated certificate of incorporation, as amended), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”
3. Amendment to Exhibit B.   Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.
4. Amendment to Exhibit D.   Effective as of the execution hereof, Exhibit D of the Trust Agreement is hereby amended and restated in its entirety with Exhibit D attached hereto.
5. No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.
6. References.
(a)   All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof” and terms of similar import shall in all instances continue to refer to February 3, 2021.
(b)   All references to the “Certificate of Incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Company’s amended and restated certificate of incorporation.
7. Governing Law and Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.
8. Counterparts.   This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.
9. Other Miscellaneous Terms.   The provisions of Sections 6(e), 6(f) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:

Name:
Title:
ATLAS CREST INVESTMENT CORP. II
By:

Name:
Michael Spellacy

Title:
Chief Executive Officer

[Signature Page to the Amendment Agreement to Investment Management Trust Agreement]

EXHIBIT B
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Atlas Crest Investment Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 3, 2021 (as amended, restated, supplemented or modified from time to time, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business within the time frame specified in Section 1(i) of the Trust Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [•] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.
Very truly yours,
Atlas Crest Investment Corp. II
By:

Name:
Title:
cc: Cantor Fitzgerald & Co.

EXHIBIT D
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:
Trust Account — Stockholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(k) of the Investment Management Trust Agreement between Atlas Crest Investment Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 3, 2021 (as amended, restated, supplemented or modified from time to time, the “Trust Agreement”), the Company hereby requests that you deliver to the redeeming Public Stockholders of the Company $[•] of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of the Beneficiaries for distribution to the Stockholders who have requested redemption of their Common Stock. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
The Company needs such funds to pay its Public Stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of public shares of Common Stock if the Company has not consummated an initial Business Combination within such time as is described in Section 1(i) of the Trust Agreement. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter.
Very truly yours,
Atlas Crest Investment Corp. II
By:

Name:
Title:
cc: Cantor Fitzgerald & Co.

PROXY CARD Atlas Crest Investment Corp. II 399 Park AvenueNew York, New York 10022SPECIAL MEETINGOF STOCKHOLDERS OF ATLAS CREST INVESTMENT CORP. II.YOUR VOTE IS IMPORTANTTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERSTO BE HELD ON DECEMBER 1, 2022.The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, datedNovember 9, 2022, in connection with the special meeting of stockholders (the “Stockholder Meeting”) of Atlas Crest Investment Corp. II (the “Company”) to be held at 10:30 A.M. Eastern Time on December 1, 2022, at the offices of Kirkland &Ellis LLP, located at 601 Lexington Avenue, 50th Floor, New York, New York 10022, and hereby appoints Michael Spellacy and Christopher Callesano, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.(Continued and to be marked, dated and signed on reverse side) Please mark vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1—Redemption Limit Elimination Proposal—To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A common stock, par value $0.0001 per share, in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation (such proposal, the “Redemption Limit Elimination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex A to the accompanying proxy statement.Proposal No. 2—Early Termination Proposal—To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from February 8, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex B to the accompanying proxy statement.Proposal No. 3—Early Termination Trust Amendment Proposal—To amend the Investment Management Trust Agreement, dated February 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex C to the accompanying proxy statement.Proposal No. 4—Adjournment Proposal—To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal.Dated: , 2022 FORAGAINSTABSTAIN FORAGAINSTABSTAIN FORAGAINSTABSTAIN FORAGAINSTABSTAIN (Signature)(Signature if held jointly)Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.